UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2020

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Riverstone Purchase Agreement Amendments

On December 10, 2019, Talos Energy Inc. (the “Company”) and Talos Production Inc., a wholly owned subsidiary of the Company (“Talos Production”), entered into separate Purchase and Sale Agreements (collectively, the “Original Purchase Agreements,” and as amended from time to time, the “Purchase Agreements”) with each of the following parties, as seller: ILX Holdings, LLC, ILX Holdings II, LLC, ILX Holdings III, LLC and Castex Energy 2014, LLC, each an affiliate of Riverstone Holdings LLC (“Riverstone Holdings,” such parties collectively, the “Riverstone Sellers,” and such Purchase Agreements, the “Original Riverstone Purchase Agreements”) and Castex Energy 2016, LP (“Castex 2016,” and together with the Riverstone Sellers, the “Sellers”). On February 24, 2020, the Company and Talos Production entered into amendments (the “Riverstone Purchase Agreement Amendments”) to each of the Original Riverstone Purchase Agreements.

Pursuant to the Original Purchase Agreements, among other things, Talos Production agreed to acquire all of the issued and outstanding limited liability company interests in certain wholly owned subsidiaries of each of the respective Sellers (collectively, the “Acquisitions”) for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) an aggregate of 11 million shares (the “Original Equity Consideration”) of the Company’s common stock, par value $0.01 per share (“Common Stock”). The Riverstone Purchase Agreement Amendments, among other things, replace the Original Equity Consideration with an aggregate 110,000 shares (the “New Equity Consideration”) of a series of the Company’s preferred stock, par value $0.01 per share, designated as “Series A Convertible Preferred Stock.” Subject to the conditions set forth in that certain Form of Certificate of Designation of Preferences, Rights and Limitations relating to the Series A Convertible Preferred Stock (the “Certificate of Designation”), each share of Series A Convertible Preferred Stock will automatically convert (the “Conversion”) into 100 shares (subject to any adjustments to the Conversion Ratio (as defined in the Certificate of Designation), the “Conversion Shares”) of Common Stock immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of a definitive Information Statement on Schedule 14C relating to the Conversion. Each share of Series A Convertible Preferred Stock will generally be economically equivalent to 100 shares of Common Stock, will not be entitled to any preference return or dividend and will participate in dividends on an as converted basis. Prior to conversion, the Series A Convertible Preferred Stock will generally have no voting rights.

Pursuant to the Riverstone Purchase Agreement Amendments, and subject to the satisfaction or waiver of the conditions to closing set forth in the Purchase Agreements, the parties have also agreed to close the transactions contemplated by the Purchase Agreements on February 28, 2020, or such other time as agreed by the parties.

The foregoing description of the Riverstone Purchase Agreement Amendments is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Riverstone Purchase Agreement Amendments, copies of which are filed as Exhibits 2.2, 2.4, 2.6 and 2.8 to this Current Report on Form 8-K and are incorporated herein by reference.

Stockholders’ Agreement Amendment

On February 24, 2020, the Company entered into an amendment (the “Stockholders’ Agreement Amendment”) to the Stockholders’ Agreement, dated as of May 10, 2018 (the “Original Stockholders’ Agreement,” and as amended from time to time, the “Stockholders’ Agreement”), by and between the Company and the stockholders of the Company party thereto. The Stockholders’ Agreement Amendment will, among other things, add each of the Riverstone Sellers (or one or more of its designated affiliates) as parties to the Stockholders’ Agreement and provide that, for purposes of calculating whether the Riverstone Sellers and their affiliates satisfy certain Common Stock ownership thresholds related to their board nomination rights, the Series A Convertible Preferred Stock will be considered on an as converted basis.

The foregoing description of the Stockholders’ Agreement Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Stockholders’ Agreement Amendment, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

As of February 24, 2020, (i) certain entities controlled by or affiliated with Riverstone Energy Partners V, L.P. (collectively, the “Riverstone Funds”), an affiliate of Riverstone Holdings, beneficially owned and possessed voting power over approximately 27.5% of the issued and outstanding Common Stock and (ii) certain funds and other alternative investment vehicles managed by Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I (collectively, the “Apollo Funds” and, together with the Riverstone Funds, the “Majority Stockholders”) beneficially owned and possessed voting power over approximately 35.4% of the issued and outstanding Common Stock. Pursuant to the Stockholders’ Agreement, (i) the Riverstone Funds currently have the right to designate two persons for nomination by the board of directors of the Company (the “Board”) for election to the Board (a “Riverstone Director”), (ii) the Apollo Funds currently have the right to designate two persons for nomination by the Board for election to the Board (an “Apollo Director”) and (iii) the Apollo Funds and the Riverstone Funds currently have the collective right to designate two additional persons for nomination by the Board for election to the Board (a “Joint Director”). Two Riverstone Directors, two Apollo Directors and one Joint Director currently serve on the Board pursuant to the Stockholders’ Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

The description of the Riverstone Purchase Agreement Amendments, the issuance of the Series A Convertible Preferred Stock and the issuance of the Conversion Shares in Item 1.01 above is incorporated in this Item 3.02 by reference.

The Series A Convertible Preferred Stock and the Conversion Shares will be issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the Securities and Exchange Commission under the Securities Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 24, 2020, the Majority Stockholders delivered to the Company an irrevocable written consent approving the Conversion. As of February 24, 2020, the Majority Stockholders held shares of Common Stock representing approximately 62.9% of the voting power of all outstanding shares of Common Stock. Accordingly, the approval of the Conversion by the Company’s stockholders, as required by Section 312.03 of the New York Stock Exchange Listed Company Manual, was effected in accordance with the Amended & Restated Bylaws of the Company and the General Corporation Law of the State of Delaware on February 24, 2020. No further approval of the stockholders of the Company is required to approve the Conversion.

Item 8.01.	Other Events.

We are providing the following consents of Ernst & Young LLP, Deloitte & Touche LLP and BDO USA, LLP, which are each incorporated into this Item 8.01 by reference:

(i)    the consent of Ernst & Young LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated March 13, 2019, with respect to the consolidated financial statements of Talos Energy Inc., included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020, and for the report dated March 9, 2018, with respect to the consolidated financial statements of Stone Energy Corporation, included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020;

(ii)    consent of Deloitte & Touche LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 8, 2019, with respect to the consolidated balance sheets as of December 31, 2018 and 2017 and the related consolidated statements of operations, changes in members’ capital and cash flows for the three years ended December 31, 2018, 2017 and 2016, and the related notes to the consolidated financial statements of ILX Holdings, LLC and its subsidiaries included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020;

(iii)    consent of Deloitte & Touche LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 8, 2019, with respect to the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in members’ capital and cash flows for the three years ended December 31, 2018, 2017 and 2016, and the related notes to the consolidated financial statements of ILX Holdings II, LLC and its subsidiaries included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020;

(iv)    consent of BDO USA, LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 29, 2019, with respect to the consolidated financial statements of Castex Energy 2014, LLC and subsidiaries as of and for the years ended December 31, 2018 and 2017 included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020; and

(v)    consent of BDO USA, LLP to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated April 29, 2019, with respect to the consolidated financial statements of Castex Energy 2016, LP and subsidiary as of and for the years ended December 31, 2018 and 2017 included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020.

Additionally, we are providing the following consents of Netherland, Sewell & Associates, Inc., which are each incorporated into this Item 8.01 by reference:

(i)    consent of Netherland, Sewell & Associates, Inc. to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated March 6, 2019, containing information relating to Talos Energy Inc.’s estimated reserves as of December 31, 2018, and of the reports dated February 7, 2018 and January 13, 2017, containing information relating to Talos Energy LLC’s estimated reserves as of December 31, 2017 and 2016, respectively, each as included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020; and

(ii)    consent of Netherland, Sewell & Associates, Inc. to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-231925) and Form S-8 (File No. 333-225058) for the report dated January 21, 2020, containing information relating to ILX Holdings, LLC’s estimated reserves as of December 31, 2018 and of the report dated January 21, 2020, containing information relating to ILX Holdings II, LLC’s estimated reserves as of December 31, 2018, each as included in Talos Energy Inc.’s Information Statement on Schedule 14C filed with the SEC on February 25, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings, LLC (incorporated by reference to Exhibit 2.1 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

2.2*	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings, LLC.

2.3#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings II, LLC (incorporated by reference to Exhibit 2.2 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

Exhibit Number	Description of Exhibit

2.4*	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings II, LLC.

2.5#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings III, LLC (incorporated by reference to Exhibit 2.3 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

2.6*	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings III, LLC.

2.7#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and Castex Energy 2014, LLC (incorporated by reference to Exhibit 2.4 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

2.8*	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and Castex Energy 2014, LLC.

2.9#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and Castex Energy 2016, L.P. (incorporated by reference to Exhibit 2.5 to Talos Energy Inc.’s Form 8-K (File. No. 001-38497) filed with the SEC on December 16, 2019).

4.1	Stockholders’ Agreement, dated as of May 10, 2018, by and among Talos Energy Inc. and each of the other parties set forth on the signature pages thereto (incorporated by reference to Exhibit 4.1 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on May 16, 2018).

4.2*	Amendment No. 1 to Stockholders’ Agreement, dated as of February 24, 2020, by and among Talos Energy Inc. and each of the other parties set forth on the signature pages thereto.

23.1*	Consent of Ernst & Young LLP.

23.2*	Consent of Ernst & Young LLP.

23.3*	Consent of Deloitte & Touche LLP.

23.4*	Consent of Deloitte & Touche LLP.

23.5*	Consent of BDO USA, LLP.

23.6*	Consent of BDO USA, LLP.

23.7*	Consent of Netherland, Sewell & Associates, Inc.

23.8*	Consent of Netherland, Sewell & Associates, Inc.

*	Filed herewith.
#	Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2020

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary